Back to 10-Q WellCare of Florida, Inc.	Exhibit 10.3 Medicaid HMO Non-Reform Contract
d/b/a Staywell

AHCA CONTRACT NO. FA905
AMENDMENT NO. 11

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and HEALTHEASE OF FLORIDA, INC., hereinafter referred to as the 'Vendor," is hereby amended.

WHEREAS, on May 24, 2012, the Vendor advised the Agency in writing of the executed Consent Order with the Office of Insurance Regulation which granted approval of the merger of HealthEase of Florida, Inc., with and into WellCare of Florida, Inc., effective July 1, 2012. As a result of this merger, the Vendor requested to change its name to WellCare of Florida. Inc., d/b/a HealthEase; and,

WHEREAS, effective May 29, 2012, the Vendor received approval from the Florida Department of State of the fictitious name registration, HealthEase; and.

WHEREAS the Contract needs to be amended to reflect the change in the Vendors name,

NOW, THEREFORE, both Parties hereby agree as follows;

1.
The name of the Vendor as referenced throughout AHCA Contract No. FA905 is hereby changed to WellCare of Florida, Inc., d/b/a HealthEase and WellCare of Florida, Inc., d/b/a HealthEase shall have all the rights, duties, liabilities and responsibilities of HealthEase of Florida, Inc., under this Contract.

2.	The Vendor's FEID number as referenced on the signature page of the Standard Contract, is hereby revised to now read:

59-2583622

All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

This amendment, and all its attachments, are hereby made part of the Contract.

This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

IN WITNESS WHEREOF, the Parties hereto have caused this one (1) page amendment to be executed by their officials thereunto duly authorized

WELLCARE OF FLORIDA, INC., D/B/A	STATE OF FLORIDA, AGENCY FOR
STAYWELL HEALTH PLAN OF FLORIDA	HEALTH CARE ADMINISTRATION
SIGNED BY:	/s/Christina Cooper	SIGNED BY:	/s/Elizabeth Dudek
NAME:	Christina Cooper	NAME:	Elizabeth Dudek
TITLE:	President, Florida and Hawaii Division	TITLE:	Secretary
DATE:	6/29/12	DATE:	July 2, 2012

AHCA Contract No. FA905, Amendment No. 11, Page 1 of 1